SUPPLEMENT DATED AUGUST 31, 2023 TO THE CURRENT
SUMMARY PROSPECTUS FOR:

Invesco EQV International Equity Fund

(the “Fund")

This supplement amends the Summary Prospectus of the above referenced Fund and is in addition to any other supplement(s), unless otherwise specified. You should read this supplement carefully in conjunction with the Summary Prospectus and retain it for future reference.

The following information replaces in its entirety the information appearing under the heading “Fees and Expenses of the Fund” in the Summary Prospectus:

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

The table and Examples below do not reflect any transaction fees that may be charged by financial intermediaries or commissions that a shareholder may be required to pay directly to its financial intermediary when buying or selling Class Y or Class R6 shares. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Invesco Funds. More information about these and other discounts is available from your financial professional and in the section “Shareholder Account Information – Initial Sales Charges (Class A Shares Only)” on page A-3 of the prospectus and the section “Purchase, Redemption and Pricing of Shares – Purchase and Redemption of Shares” on page L-1 of the statement of additional information (SAI):

Shareholder Fees (fees paid directly from your investment)

Class:	A		C	R	Y	R5	R6
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.50%		None	None	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, whichever is less)	None	[1]	1.00%	None	None	None	None

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

Class:	A	C	R	Y	R5	R6
Management Fees	0.76%	0.76%	0.76%	0.76%	0.76%	0.76%
Distribution and/or Service (12b-1) Fees	0.25	1.00	0.50	None	None	None
Other Expenses	0.21	0.21	0.21	0.21	0.14	0.07
Total Annual Fund Operating Expenses	1.22	1.97	1.47	0.97	0.90	0.83

(1)	A contingent deferred sales charge may apply in some cases. See “Shareholder Account Information-Contingent Deferred Sales Charges (CDSCs).”

Example. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. This Example does not include commissions and/or other forms of compensation that investors may pay on transactions in Class Y and Class R6 shares. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.

Although your actual costs may be higher or lower, your costs, based on these assumptions, would be:

	1 Year	3 Years	5 Years	10 Years
Class A	$667	$916	$1,183	$1,946
Class C	$300	$618	$1,062	$2,102
Class R	$150	$465	$803	$1,757
Class Y	$99	$309	$536	$1,190
Class R5	$92	$287	$498	$1,108
Class R6	$85	$265	$460	$1,025

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You would pay the following expenses if you did not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Class A	$667	$916	$1,183	$1,946
Class C	$200	$618	$1,062	$2,102
Class R	$150	$465	$803	$1,757
Class Y	$99	$309	$536	$1,190
Class R5	$92	$287	$498	$1,108
Class R6	$85	$265	$460	$1,025

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